EXHIBIT 32

SECTION 906 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certify that this Form 10-QSB of Next, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Next, Inc.

Date:  July 5, 2006

By: /s/  Robert M. Budd

      Robert M. Budd

      Chief Executive Officer

Date:  July 5, 2006

By: /s/  Charles L. Thompson

      Charles L. Thompson

      Chief Financial Officer

      Chief Accounting Officer